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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

April 16, 2003 Date of Report (date of earliest event reported)
APPLE COMPUTER, INC. (Exact name of Registrant as specified in its charter)
California (State or other jurisdiction of incorporation or organization)	0-10030 (Commission File Number)	94-2404110 (I.R.S. Employer Identification Number)
1 Infinite Loop, Cupertino, CA 95014 (Address of principal executive offices)
(408) 996-1010 (Registrant's telephone number, including area code)
Not Applicable (Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits

  (c)
  Exhibits

          The following exhibits are filed herewith:

Exhibit Number	Description
99.1	Text of press release issued by Apple Computer, Inc. dated April 16, 2003.
99.2	Data sheet issued by Apple Computer, Inc. dated April 16, 2003.

Item 9. Information Being Furnished Under Item 12

In accordance with Securities and Exchange Commission Release No. 33-8216, the following information, which is intended to be furnished under Item 12, "Results of Operations and Financial Condition," is instead being furnished under Item 9, "Regulation FD Disclosure." This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On April 16, 2003, Apple Computer, Inc. ("Apple") issued a press release regarding Apple's financial results for its second fiscal quarter ended March 29, 2003 and a related data sheet. A copy of Apple's press release is attached hereto as Exhibit 99.1 and a copy of the related data sheet is attached hereto as Exhibit 99.2.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPLE COMPUTER, INC.
Date: April 16, 2003	By:	/s/ FRED D. ANDERSON Fred D. Anderson Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Text of press release issued by Apple Computer, Inc. dated April 16, 2003.
99.2	Data sheet issued by Apple Computer, Inc. dated April 16, 2003.

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  Item 7. Financial Statements and Exhibits
  Item 9. Information Being Furnished Under Item 12
SIGNATURE
EXHIBIT INDEX